EXHIBIT 10-L



           BE IT RESOLVED, by the Board of Directors of Indiana Gas Company, Inc. (Company), that effective February 1, 1981, there be, and hereby is, established and adopted, an unfunded deferred compensation plan for Directors of the Company (the "Plan") with respect to their fees as a Director and for attendance at committee meetings of the Board, the terms and conditions of which are as follows:

                     (1)  The Plan shall be unfunded so that  the
               Company is under merely a contractual duty to make payments when due under the Plan. The promise to pay shall not be represented by notes and shall not be secured in any way.

                     (2)  On or before December 31 of any year  a
               Director may elect, by written notice to the Secretary of the Company, to defer receipt of all or a specified part of his or her fees for succeeding calendar years. A person elected to fill a vacancy on the Board and who was not a Director on the preceding December 31, or whose term of office did not begin until after such date, may elect, before his or her term begins, to defer all or a specified part of his or her fees for the balance of the calendar year and for succeeding calendar years. A person presently a Director may also elect, prior to January 31, 1981, to defer all or a specified part of his or her fees to be earned on and after February 1, 1981.

                    (3) An election to defer fees shall continue from year to year unless the Director terminates it in writing. No amount deferred shall be paid to a Director until he or she (a) ceases to be a Director, or (b) attains that age specified by the retirement income test of the Social Security Act (Section 203(f)(3) as amended or its equivalent) then in effect, as he or she may elect, and then only at the times and in the manner specified below.

                     (4)   The Company shall maintain an  account
               for each Director participating in the Plan. Such account shall be credited with the amount of deferred fees, plus interest at the Current Interest Rate, as later defined, computed annually on the average balance in such account (including accumulated interest) for the twelve month period ended January 31 of each year, until the date when deferred amounts first become payable under the Plan. No interest shall accrue or be credited to such account on the balance in such account after the date when deferred amounts first become payable under the Plan.

                      (5)    Amounts  deferred  under  the  Plan,
               together with accumulated interest, shall, at the Director's election, be distributed either in a one lump sum payment or in equal annual installments over any period of from two to ten years, with the lump sum or first installment being payable the first day of February immediately following the date on which the
               Director (a) ceases to be a Director, or (b) attains that age specified by the retirement income test of the Social Security Act (Section 203(f)(3) as amended or its equivalent) then in effect, whichever he or she elects, and any additional installments being payable on the first day of February in each succeeding year thereafter.

                     (6)  The elections as to item (a) or (b)  of
               paragraph (3) and as to the form of payment of deferred fees permitted by paragraph (5) above shall be made by the Director at the time the Director first elects to defer receipt of all or a portion of his fees pursuant to paragraph (2) above. The elections as to item (a) or (b) of paragraph (3) and/or as to the form of payment of the deferred fees permitted by paragraph (5) above may be changed by the Director at any time during his term as a Director of the Company; provided, however, that no change in such elections will be permitted after the December 31 preceding the earlier of the dates provided in item (a) or (b) of paragraph (3) above.

                      (7)    If  a  person  becomes  a  director,
               proprietor, officer, partner, employee or otherwise becomes affiliated with, any gas utility within the State of Indiana other than the Company or a subsidiary of the Company while receiving payments under the Plan, all deferred fees and interest remaining payable to such person shall be forfeited.

                          (8)  a.   Upon the death of a Director,
                    or a person who has ceased to be a Director, prior to the receipt by such Director of any deferred fees and interest from his or her account, all deferred fees accrued and interest in his or her account shall be payable to his or her estate in one lump sum within ninety (90) days following his or her death, unless a Director elects, at the time an election is made under paragraph (2) above, to have such account balance paid to a beneficiary designated in writing by such Director; in which event, such account balance shall be payable to such beneficiary in equal annual installments over a five year period beginning with the first day of
                    February immediately following the year of death.

                              b.   In the event of the death of a
                    Director or a person who has ceased to be a Director after he or she has begun receiving installments from the deferred compensation account under paragraph 5 above, the remaining installments shall be paid when due to his or her designated beneficiary, if living; otherwise, the balance in the deferred compensation account shall be paid in one lump sum to his or her estate within ninety (90) days following his or her death.

                               c.    If  a designated beneficiary
                    has begun receiving installments under this paragraph (8), but dies before receiving the last installment, the balance in the deferred compensation account shall be paid in one lump sum to such beneficiary's estate within ninety (90) days following his or her death.

                     (9)   The President of the Company shall  be
               empowered to place the Plan in effect under such additional conditions and terms as shall not be inconsistent with the terms stated above and as shall not, to the extent legally permitted, jeopardize the status of the Plan as a deferred compensation plan allowing a Director of the Company not to include deferred amounts (including interest) in gross income under Federal income tax laws until the taxable year or years such amounts are actually paid.

                     (10)  The term "Current Interest Rate" shall
               mean the interest rate as established by the Company's Board of Directors.

                    (11) The Current Interest Rate for the twelve
               month period beginning February 1, 1981, and for each successive twelve month period thereafter unless changed by further action of this Board, shall be that percent per annum which is equal to the average commercial prime interest rate in effect for the preceding calendar year.

To:  The Corporate Secretary
     Indiana Gas Company, Inc.

                 Election to Defer Compensation

      The  undersigned  Director  of Indiana  Gas  Company,  Inc.
(Company) hereby elects, under the deferred compensation plan adopted January 19, 1981, by Resolutions of the Board of Directors of the Company, to defer ____% of all directorship and/or committee fees to which the undersigned is entitled on and after ____________________, as such Director and as a Member of the ______________________ Committee(s) of such Board.

      The undersigned Director understands that this election  to
defer   such  fees  shall  continue  from  year  to  year  unless
terminated in writing.

                         Check   either  A  or  B:      (Election
                         permitted  under Paragraph  (3)  of  the
                         Plan)

               _____      A.    Deferral until I cease  to  be  a
               Director.

               _____      B.    Deferral until I attain that  age
               specified by the retirement income test of the Social Security Act (Section 203(f)(3) as amended or its equivalent) then in effect.

                         Check   either  C  or  D:      (Election
                         permitted  under Paragraph  (5)  of  the
                         Plan)

               _____      C.   Distribution to be made to  me  in
               one lump sum as provided in the Plan

               _____      D.   Distribution to be made to  me  in
               equal   annual  installments  over  a  period   of
               ________ years (not less than two or more than ten years) as provided in the Plan.

                         Check   either  E  or  F:      (Election
                         permitted  under Paragraph  (8)  of  the
                         Plan)

               _____      E.   Deferred amounts to be payable  to
               my estate in one lump sum within ninety (90) days following my death.

               _____ F. Deferred amounts to be payable to the beneficiary named below in equal annual installments over a five (5) year period beginning the first day of February immediately following my death.

                         Beneficiary:
                                   (Name)


                                   (Street)


                                   (City - State - Zip)
AAL  60531